Exhibit 10.2

REVOLVING NOTE

$20,000,000.00	July 23, 2010

FOR VALUE RECEIVED, each of DREAMS, INC., a Utah corporation (“Parent”), DREAMS FRANCHISE CORPORATION, a California corporation (“Dreams Franchise”), DREAMS PRODUCTS, INC., a Utah corporation (“Dreams Products”), DREAMS RETAIL CORPORATION, a Florida corporation (“Dreams Retail”), DREAMS PARAMUS, LLC, a Florida limited liability company (“Dreams Paramus”), DREAMS / PRO SPORTS, INC., a Florida corporation (“Pro Sports”), FANSEDGE INCORPORATED, a Delaware corporation (“Fansedge”), RIOFOD, L.P., a Nevada limited partnership (“RIOFOD”), CAEFOD, L.P., a Nevada limited partnership (“CAEFOD”), SWFOD, L.P., a Nevada limited partnership (“SWFOD”), STARSLIVE365, LLC, a Nevada limited liability company (“StarsLive”), 365 LAS VEGAS, L.P., a Nevada limited partnership (“365 Las Vegas”), and THE GREENE ORGANIZATION, INC., a Florida corporation (“Greene Organization”), Parent, Dreams Franchise, Dreams Products, Dreams Retail, Dreams Paramus, Pro Sports, Fansedge, RIOFOD, CAEFOD, SWFOD, StarsLive, 365 Las Vegas, and Greene Organization, are collectively referred to herein as “Borrowers” and individually as “Borrower”), jointly and severally promises to pay to the order of REGIONS BANK (“Lender”) at the place and times provided in the Loan Agreement referred to below, the principal sum of TWENTY MILLION AND NO/100 DOLLARS ($20,000,000) or the principal amount of all Revolving Loans made by Lender from time to time pursuant to that certain Loan and Security Agreement dated as of the date hereof, by and among Borrowers and Lender (as the same may be amended, restated, supplemented, or otherwise modified from time to time, the “Loan Agreement”). Capitalized terms used herein and not defined herein shall have the meanings assigned thereto in the Loan Agreement.

The unpaid principal amount of this Revolving Note from time to time outstanding is subject to mandatory repayment from time to time as provided in the Loan Agreement and shall bear interest as provided in the Loan Agreement. All payments of principal and interest on this Revolving Note shall be payable to Lender or other holder of this Revolving Note in lawful currency of the United States of America in immediately available funds in the manner and location indicated in the Agreement or wherever else Lender or such holder may specify.

This Revolving Note is entitled to the benefits of, and evidences Obligations incurred under, the Loan Agreement, to which reference is made for a description of the security for this Revolving Note and for a statement of the terms and conditions on which Borrowers are permitted and required to make prepayments and repayments of principal of the Obligations evidenced by this Revolving Note and on which such Obligations may be declared to be immediately due and payable.

Borrowers agree, in the event that this Note or any portion hereof is collected by law or through an attorney at law, to pay all costs of collection, including, without limitation, reasonable attorneys’ fees and court costs.

This Revolving Note shall be governed, construed and enforced in accordance with the laws of the State of Georgia, without reference to the conflicts or choice of law principles thereof.

Each Borrower hereby waives all requirements as to diligence, presentment, demand of payment, protest, and (except as required by the Loan Agreement) notice of any kind with respect to this Revolving Note.

[Remainder of page intentionally left blank; Signatures appear on following page.]

IN WITNESS WHEREOF, each of the undersigned has executed this Revolving Note under seal on the day and year first written above.

BORROWERS:

DREAMS, INC.

By:		By:
	David Greene, Secretary	Dorothy Sillano, Chief Financial Officer

[CORPORATE SEAL]

DREAMS FRANCHISE CORPORATION

By:		By:
	David Greene, Secretary	Dorothy Sillano, Vice President

[CORPORATE SEAL]

DREAMS PRODUCTS, INC.

By:		By:
	David Greene, Secretary	Dorothy Sillano, Vice President

[CORPORATE SEAL]

DREAMS RETAIL CORPORATION

By:		By:
	David Greene, Secretary	Dorothy Sillano, Vice President

[CORPORATE SEAL]

DREAMS PARAMUS, LLC

By: Dreams Retail Corporation, its Managing Member

By:		By:
	David Greene, Secretary	Dorothy Sillano, Vice President

[SEAL]

DREAMS / PRO SPORTS, INC.

By:		By:
	David Greene, Secretary	Dorothy Sillano, Vice President

[CORPORATE SEAL]

FANSEDGE INCORPORATED

By:		By:
	David Greene, Secretary	Dorothy Sillano, Vice President

[CORPORATE SEAL]

RIOFOD, L.P.

By: Dreams, Inc., its General Partner

By:		By:
	David Greene, Secretary	Dorothy Sillano, Chief Financial Officer

[SEAL]

[Signatures continue on following page.]

Revolving Note

CAEFOD, L.P.

By: Dreams, Inc., its General Partner

By:		By:
	David Greene, Secretary	Dorothy Sillano, Chief Financial Officer

[SEAL]

SWFOD, L.P.

By: Dreams, Inc., its General Partner

By:		By:
	David Greene, Secretary	Dorothy Sillano, Chief Financial Officer

[SEAL]

STARSLIVE365, LLC

By: Dreams, Inc., its Manager

By:		By:
	David Greene, Secretary	Dorothy Sillano, Chief Financial Officer

[SEAL]

365 LAS VEGAS, L.P.

By: Dreams, Inc., its General Partner

By:		By:
	David Greene, Secretary	Dorothy Sillano, Chief Financial Officer

[SEAL]

THE GREENE ORGANIZATION, INC.

By:		By:
	David Greene, Secretary	Dorothy Sillano, Vice President

[CORPORATE SEAL]

Revolving Note